Exhibit 99.2

The Mosaic Company

Selected Calendar Quarter Financial Information

(Unaudited)

	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013
Consolidated data (in millions, except per share)
Diluted net earnings per share	$0.66	$1.26	$0.98	$1.44	$0.89	$1.01	$0.29
Foreign Currency (Loss)/Gain per diluted share (a)	$(0.06)	$0.01	$(0.04)	$0.02	$0.03	$0.04	$(0.05)
Diluted weighted average # of shares outstanding	426.7	426.6	426.8	427.0	427.2	427.2	427.1
Total Net Sales	$2,280	$2,750	$2,646	$2,368	$2,312	$2,619	$1,909
Gross Margin	$523	$854	$775	$578	$642	$665	$387
As % of Sales	23%	31%	29%	24%	28%	25%	20%
SG&A	$96	$113	$115	$101	$92	$116	$94
Foreign Currency (Loss)/Gain	$(35)	$8	$(27)	$10	$17	$22	$(30)
Effective Tax Rate(b)	24%	27%	30%	(26%)	26%	23%	(6%)
Net Income	$284	$535	$417	$616	$380	$430	$124
As % of Sales	13%	20%	16%	26%	16%	16%	7%
Total Debt	$1,081	$1,031	$1,036	$1,061	$1,081	$1,033	$1,027
Cash & cash equivalents	3,183	3,656	3,549	3,405	3,511	$3,916	$3,339

Net debt	$(2,102)	$(2,625)	$(2,513)	$(2,344)	$(2,430)	$(2,883)	$(2,312)
Cash flow from operations	$464	$1,085	$344	$377	$579	$982	$(45)
Cash flow from investments	(384)	(460)	(376)	(435)	(378)	(381)	(466)
Cash flow from financing	(37)	(100)	(103)	(82)	(85)	(152)	(89)
Effect of exchange rate changes on cash	49	52	27	(3)	(10)	(45)	23

Net cash flow	$92	$577	$(108)	$(143)	$106	$404	$(577)
Cash dividends paid	$(22)	$(53)	$(107)	$(107)	$(106)	$(107)	$(107)
Operating Earnings
Potash	$254	$494	$398	$260	$306	$346	$92
Phosphates	158	231	246	208	185	$191	$58
Corporate (c)	(7)	(33)	—	(5)	—	$(11)	$(6)

Consolidated Operating Earnings	$405	$692	$644	$463	$491	$526	$144
Segment data (in millions, except per tonne)
Phosphates
Sales volumes (’000 tonnes)(d)	2,694	2,814	2,931	2,794	2,672	2,921	2,739
Realized average DAP price/tonne(e)	$510	$500	$533	$532	$491	$477	$436
Revenue	$1,667	$1,676	$1,741	$1,656	$1,501	$1,646	$1,419
Segment Gross Margin	$232	$323	$329	$280	$253	$279	$193
As % of Sales	14%	19%	19%	17%	17%	17%	14%
Potash
Sales volumes (’000 tonnes)(f)	1,239	2,193	1,791	1,421	2,007	2,448	1,380
Realized average MOP price/tonne(e)	$459	$446	$453	$435	$376	$366	$342
Revenue	$628	$1,080	$927	$726	$825	$974	$523
Segment Gross Margin	$291	$545	$441	$300	$397	$389	$184
As % of Sales	46%	51%	48%	41%	48%	40%	35%

The Mosaic Company—Potash Segment

Selected Calendar Quarter Financial Information

(Unaudited)

	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
North America	$369	$603	$614	$542	$440	$480	$279
International	259	477	313	184	385	494	244

Net Sales	$628	$1,080	$927	$726	$825	$974	$523
Cost of Goods Sold	337	535	486	426	428	585	339

Gross Margin	$291	$545	$441	$300	$397	$389	$184
As % of Sales	46%	51%	48%	41%	48%	40%	35%
Resources Taxes	$53	$76	$66	$70	$32	$67	$31
Royalties	16	19	12	16	15	$14	$11

Total Resources Taxes & Royalties	$69	$95	$78	$86	$47	$81	$42

Gross Margin (excluding Resources Taxes & Royalties)(g)	$360	$640	$519	$386	$444	$470	$226
As % of Sales	57%	59%	56%	53%	54%	48%	43%

Segment Operating Earnings	$254	$494	$398	$260	$306	$346	$92

As % of Sales	40%	46%	43%	36%	37%	36%	18%
Cost of Goods Sold Detail (in millions)
COGS additional detail
Resource Taxes	$53	$76	$66	$70	$32	$67	$31
Royalties	16	19	12	16	15	14	11
Brine Inflow Expenses	58	64	68	59	53	51	48
Mark to Market (Gain)/Loss	(4)	—	(25)	13	7	16	(23)
Depreciation, Depletion and Amortization	63	67	67	74	79	$89	$86

Total costs	$186	$226	$188	$232	$186	$237	$153

Operating Data
Sales volumes (’000 tonnes)
Crop Nutrients North America(f)	428	835	862	734	705	804	417
Crop Nutrients International(f)	630	1,185	767	522	1,134	1,468	781
Non-Agricultural	181	173	162	165	168	176	182

Total(f)	1,239	2,193	1,791	1,421	2,007	2,448	1,380

Production Volumes (’000 tonnes)
Production Volume	1,827	1,864	1,547	1,754	2,197	2,161	1,957
Operating rate	79%	81%	67%	75%	83%	81%	73%
Realized prices (FOB plant, $/tonne)
MOP - North America crop nutrients(e)(h)	$514	$492	$480	$467	$426	$415	$364
MOP - International(e)	$413	$405	$402	$353	$327	$326	$294
MOP - Average(e)	$459	$446	$453	$435	$376	$366	$342
Potash CAPEX ($ in millions)	$284	$299	$264	$282	$235	$216	$199

The Mosaic Company—Phosphates Segment

Selected Calendar Quarter Financial Information

(Unaudited)

	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
North America	$603	$653	$602	$683	$549	$589	$417
International	1,064	1,023	1,139	973	952	1,057	1,002

Net Sales	$1,667	$1,676	$1,741	$1,656	$1,501	$1,646	$1,419
Cost of Goods Sold	1,435	1,353	1,412	1,376	1,248	1,367	1,226

Gross Margin	$232	$323	$329	$280	$253	$279	$193
As % of Sales	14%	19%	19%	17%	17%	17%	14%
PhosChem sales of other member	$98	$125	$38	$8	$14	$46	$15
Mosaic Sales (excluding PhosChem)(i)	$1,569	$1,551	$1,703	$1,648	$1,487	$1,600	$1,404
Mosaic COGS (excluding PhosChem)(i)	1,337	1,228	1,374	1,368	1,234	1,321	1,211

Gross Margin (excluding PhosChem)(i)	$232	$323	$329	$280	$253	$279	$193
As % of Sales (excluding PhosChem)(i)	15%	21%	19%	17%	17%	17%	14%

Segment Operating Earnings	$158	$231	$246	$208	$185	$191	$58

As % of Sales	10%	14%	14%	13%	12%	12%	4%
Depreciation, Depletion and Amortization	$66	$69	$70	$73	$72	$74	$76
Operating Data
Sales volumes (’000 tonnes)
Crop Nutrients(d)
North America(j)	833	799	734	777	638	683	515
International(j)	820	758	657	586	872	795	677
MicroEssentials®	271	271	269	345	350	320	233
Crop Nutrient Blends(k)	470	592	809	690	493	652	837
Feed Phosphates	154	145	128	134	134	131	152
Other(l)	146	249	334	262	185	340	325

Total(d)	2,694	2,814	2,931	2,794	2,672	2,921	2,739

Production Volumes (’000 tonnes)
Total tonnes produced(m)	1,928	1,960	2,069	2,152	2,038	2,049	2,123
Operating rate	80%	81%	85%	89%	84%	84%	88%
Realized prices ( $/tonne)
DAP (FOB plant)(e)	$510	$500	$533	$532	$491	$477	$436
Blends (FOB destination)(k)	$564	$546	$544	$557	$559	$560	$508
Realized costs ($/tonne)
Ammonia (tonne)(n)	$564	$373	$499	$569	$550	$517	$486
Sulfur (long ton)(o)	$227	$193	$196	$186	$178	$169	$167
Average Market prices ($/tonne)
Ammonia (tonne)(p)	$460	$570	$697	$701	$644	$578	$489
Sulfur (long ton)(q)	$188	$178	$173	$162	$153	$153	$111
Natural Gas(r)	$2.5	$2.3	$2.9	$3.5	$3.5	$4.0	$3.6
Phosphates CAPEX ($ in millions)	$97	$140	$100	$85	$100	$140	$120

Footnotes

(a)	Calculation for diluted foreign currency gain and loss applies effective tax rate.
(b)	Includes a discrete income tax benefit of approximately $180 million in Q4 2012, and $45 million in Q3 2013.
(c)	Includes elimination of intersegment sales.
(d)	Excludes tonnes sold by PhosChem for its other member.
(e)	FOB Plant, sales to unrelated parties.
(f)	Potash volumes include intersegment sales, and exclude tonnes mined under a third party tolling arrangement through December 31, 2012.
(g)	Gross margin excluding Canadian resource taxes and royalties (“CRT”) provides a measure that the Company believes enhances the reader’s ability to compare the Company’s gross margin with that of other companies which incur CRT expense and classify it in a manner different than the Company in their statement of earnings. Because securities analysts, investors, lenders and others use gross margin excluding CRT, the Company’s management believes that Mosaic’s presentation of gross margin excluding CRT for Potash affords them greater transparency in assessing Mosaic’s financial performance against competitors.
(h)	This price excludes industrial and feed sales.
(i)	Excludes PhosChem quarterly sales for its other member, included in our financials. PhosChem is a consolidated subsidiary of Mosaic. Management believes that Mosaic Sales, Mosaic COGS, Gross Profit and Gross Profit as a % of Sales is useful to investors as it increases the transparency of information about the Company’s financial performance without performance attributable entirely to the other member of PhosChem.
(j)	Excludes Crop Nutrient Blends and MicroEssentials®.
(k)	The average product mix in our Blends (by volumes) contains approximately 50% phosphate, 25% potash and 25% nitrogen, although this mix can differ based on seasonal and other factors.
(l)	Other volumes are primarily single superphosphate, potash and nitrogen products sold in countries outside North America.
(m)	Includes crop nutrient dry concentrates and animal feed ingredients.
(n)	Delivered Tampa, Florida. Amounts are representative of our average ammonia costs in cost of goods sold.
(o)	Amounts are representative of our average sulfur cost in cost of goods sold.
(p)	Three point quarterly average (Fertecon).
(q)	Three point quarterly average (Green Markets).
(r)	Three point quarterly average (NYMEX).